Exhibit 99.3
Additional Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Altria Group, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Louis C. Camilleri, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LOUIS C. CAMILLERI
Louis C. Camilleri President and Chief Executive Officer March 27, 2003

A signed original of this written statement required by Section 906 has been provided to Altria Group, Inc. and will be retained by Altria Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.3
Additional Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Altria Group, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dinyar S. Devitre, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DINYAR S. DEVITRE
Dinyar S. Devitre Senior Vice President and Chief Financial Officer March 27, 2003

A signed original of this written statement required by Section 906 has been provided to Altria Group, Inc. and will be retained by Altria Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.